Exhibit 99.1

Forward-Looking Statements To the extent that statements contained in this presentation are not descriptions of historical facts regarding Ardelyx, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor of the Private Securities Reform Act of 1995, including statements regarding the potential for Ardelyx’s product candidates in treating the diseases and conditions for which they are being developed, the potential for the use of tenapanor as monotherapy and as part of a dual mechanism approach with tenapanor and binders for the treatment of hyperphosphatemia, the potential for tenapanor with binders to achieve serum phosphorus levels of less than 5.5 mg/dL and less than 4.6 mg/dL, Ardelyx’s expected timing of its NDA submission for tenapanor for hyperphosphatemia, the commercial potential for Ardelyx’s product candidates, and Ardelyx’s expectations regarding the size of the patient populations for its product candidates, Such forward-looking statements involve substantial risks and uncertainties that could cause the development of Ardelyx’s product candidates or Ardelyx's future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the uncertainties inherent in research and the clinical development process, including the continuation of trends in initial analysis through the full clinical trial; the uncertainties associated with the regulatory approval process; and the uncertainties in the drug commercialization process. Ardelyx undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Ardelyx’s business in general, please refer to the section titled “Risk Factors” and the other disclosures included in Ardelyx’s Annual Report on Form 10-Q filed with the Securities and Exchange Commission on November 6, 2019, and its future current and periodic reports to be filed with the Securities and Exchange Commission. © Ardelyx, Inc

Implications of Positive Phase 3 PHREEDOM Results: Tenapanor for the Treatment of Hyperphosphatemia PHREEDOM data support tenapanor as monotherapy Successfully achieved primary endpoint with statistically significant results (p<0.0001) 77% of tenapanor-treated patients in the intent-to-treat population had a mean reduction in serum phosphorus of 2.0 mg/dL from baseline Generally well tolerated with the majority of AE’s mild to moderate and were transient in nature Comprehensive data package supporting NDA submission expected mid-2020 Commercial differentiation of tenapanor’s ability to get most patients to goal PHREEDOM confirms the potential for monotherapy AMPLIFY demonstrates the benefits of a dual mechanism in the hardest to treat patients NORMALIZE demonstrating tenapanor's ability to significantly increase the number of patients who can get to goal If approved, tenapanor will be a first-in-class, non-binder phosphate absorption inhibitor Potential to disrupt the binder market with new option of just one small pill BID © Ardelyx, Inc

Comprehensive Development Program Supports Tenapanor Opportunity © Ardelyx, Inc Expect Potential: NDA submission in mid-2020 FDA approval in mid-2021 DUAL MECHANISM BENEFIT Phase 3 AMPLIFY Phase 3 PHREEDOM MONOTHERAPY long-term use Phase 4 NORMALIZE NORMALIZE real-world study MONOTHERAPY First Phase 3 Primary and Key Secondary Endpoints met Primary and Secondary Endpoints met Primary Endpoint and Key Secondary Analyses met Initial Analysis Demonstrates Increased % of Patients Achieving Goal

PHREEDOM and NORMALIZE Results David Rosenbaum, Ph.D., Chief Development Officer Investigational, first in class phosphate absorption inhibitor that provides an innovative and differentiated non-binder approach to phosphorus control © Ardelyx, Inc

TENAPANOR FIRST-IN-CLASS APPROACH TARGETS primary pathway of phosphate absorption BLOCKS paracellular uptake of phosphorus WORKS without inherent limitations of binders Unlike phosphate binders, tenapanor is a phosphate absorption inhibitor that… © Ardelyx, Inc Novel Mechanism of Action with Tenapanor Provides a Solution 1 2 3

# PHREEDOM Pivotal Phase 3:
# Evaluating the long-term use of tenapanor monotherapy

## OBJECTIVE

52-week trial to evaluate the long-term efficacy, safety and tolerability of monotherapy tenapanor in CKD patients on dialysis

## PRIMARY END POINT

The difference in change in serum phosphorus between the pooled tenapanor-treated patients and placebo-treated patients in the efficacy analysis set from the end of the 26-week treatment period to the end of the 12-week randomized withdrawal period.



CONSENT
RANDOMIZATION
RE-RANDOMIZATION 1:1
TOP LINE RESULTS
END OF TREATMENT
Washout
Treatment
Randomized Withdrawal (RW)
Safety Extension
Screening & Washout (phosphate binders removed)
Tenapanor monotherapy n~420
Tenapanor
Tenapanor
Placebo
Tenapanor
Active Safety Control1 n~140
Up to 3 Weeks
6 Months (26 Weeks)
3 Months (12 Weeks)
3 Months (14 Weeks)

1. Active safety control arm added to compare major safety events to tenapanor for risk/benefit analysis as suggested by FDA

ARDELYX
© Ardelyx, Inc
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PHREEDOM: Achieved Statistically Significant Primary Endpoint Primary endpoint: Statistically significant (p<0.0001) difference in least squared mean serum phosphorus change A delta of 1.4 mg/dL as compared to placebo Secondary analyses: In the 26-week open label treatment period, 77% of tenapanor patients in the intent-to-treat population (n=408) achieved a decrease in serum phosphorus, with a mean decrease of 2.0 mg/dL Safety analysis: In the safety analysis set of the 26-week open-label treatment period, 17.2% of 419 tenapanor-treated patients compared to 22.6% of 137 sevelamer treated-patients experienced a SAE Median dose for tenapanor was 60 milligrams/day throughout the study vs. 4.8 grams/day median dose for sevelamer after randomization which increased to 7.2 grams/day by the end of the 26-week open-label treatment period. © Ardelyx, Inc

Tenapanor was Generally Well Tolerated 52% (220/419) of patients self-reported loose stools/diarrhea during the open label 26-week treatment period Approximately 90% (196/220) events were judged by the investigator to be mild to moderate in nature 16% of tenapanor-treated patients in the 26-week open-label treatment period discontinued due to loose stools/diarrhea 0.8% of tenapanor-treated patients in the randomized withdrawal period discontinued due to loose stools/diarrhea © Ardelyx, Inc The majority of diarrhea events were reported within the first five days of treatment and were transient

NORMALIZE: Ongoing Phase 4 11/17/2019 Analysis © Ardelyx, Inc WHY NORMALIZE? To obtain real-world evidence regarding the dual mechanism of tenapanor and sevelamer to reduce patients’ serum phosphorus levels to normal (<4.6 mg/dL) while minimizing medication burden To develop a roadmap to demonstrate to physicians how to use tenapanor Monotherapy Binder added to tenapanor Tenapanor added to binder with binder dose reduction STUDY DESIGN 18-month open-label extension study of PHREEDOM Dose adjustments are based on serum phosphorus, aimed to favor use of tenapanor and remove or decrease amount of sevelamer used PHREEDOM Tenapanor arm Sevelamer arm n = 150-200 NORMALIZE Add sevelamer, if necessary Up to 18 months Add tenapanor, and remove sevelamer, as appropriate 6-month 12-month 18-month Data Available 1-3 months

NORMALIZE: Patient Characteristics Expected to enroll up to 180 patients Currently 96% (116/121) of eligible patients have enrolled to date 76 entered from the tenapanor arm 40 entered from the active safety control arm (sevelamer) 73 patients have been evaluated who have >1 month of treatment (1-3 months) 50 entered from the tenapanor monotherapy arm 23 entered from the active safety control arm (sevelamer) © Ardelyx, Inc

NORMALIZE: Initial Results are Favorable to DOPPS NORMALIZE 42% (31/73) patients treated for >1 month had serum phosphorus levels <4.6 mg/dL 71% (52/73) of patients treated for >1 month had serum phosphorus levels ≤5.5 mg/dL Dialysis Outcomes Practice Patterns Study (DOPPS) Practice Monitor – June 2019 29% of patients had a phosphorous level <4.6 mg/dL 56% of patients had a phosphorous level ≤5.5 mg/dL © Ardelyx, Inc

Closing remarks Mike Raab, CEO Investigational, first in class phosphate absorption inhibitor that provides an innovative and differentiated non-binder approach to phosphorus control © Ardelyx, Inc

Phosphate Level is an Independent Predictor of Morbidity and Mortality in Patients on Dialysis1 © Ardelyx, Inc Serious Potential Consequences With Elevated Phosphorus Levels 1. Block, GA, et al. Mortality, and Morbidity in Maintenance Hemodialysis. J Am Soc Nephrol 15: 2208–2218, 2004 Relative Mortality Risk by Serum Phosphate Levels1 Increased risk was not diminished by statistical adjustment for coexisting medical conditions, delivered dose of dialysis, nutritional parameters, or markers of noncompliance Relative Risk of Death Serum Phosphorus Concentration (mg/dL) 1.00

© Ardelyx, Inc There is a High Unmet Need for Novel Hyperphosphatemia Treatments 1. Spherix RealWorld Dynamix, Dialysis 2018 Approximately 85% of dialysis patients require phosphate lowering treatment1 of patients treated with binders had at least one phosphorus level >5.5 mg/dL in the past six months1 72% SUB-OPTIMAL AND INCONSISTENT PHOSPHORUS CONTROL WITH PHOSPHATE BINDERS

Inherent Limitations with Phosphate Binder Mechanism of Action © Ardelyx, Inc BIND DIETARY PHOSPHATE IN THE GUT MOA requires mealtime dosing Dosing frequency LIMITED BINDING CAPACITY Number of pills Size of pills Formulation POOR TOLERABILITY Constipation Bloating Nausea Diarrhea Challenges with Efficacy and Patient Adherence

Tenapanor Controls Phosphorus with One Small Pill Taken Twice Daily © Ardelyx, Inc One week dose of most prescribed phosphate binder ~3+ pills TID with meals and snacks One week dose of Tenapanor 1 pill BID FEWER PILLS SMALLER PILLS LESS FREQUENT DOSING DIFFERENTIATED TOLERABILITY

© Ardelyx, Inc 1. United States Renal Data System. 2018 USRDS annual data report: Epidemiology of kidney disease in the United States. National Institutes of Health, National Institute of Diabetes and Digestive and Kidney Diseases, Bethesda, MD, 2018. 2. IQVIA 2019 Significant Opportunity for Tenapanor in Hyperphosphatemia Market >500K U.S. Dialysis Patients1 > $1B Prescription Phosphate Binder Market2 3-4% Annualized Growth Rate of U.S. Dialysis Population1

# Ardelyx is Well-Positioned to Commercialize Tenapanor in the US

## Historically, novel mechanisms in renal outperformed and built significant markets

Sensipar US Sales $M (from Launch)[1]



Millions
500
400
300
200
100
0
2004
2005
2006
2007
2008

## Experienced Commercial Team with Cardiorenal Experience

Actelion, Akebia Therapeutics, Baxter, Keryx Biopharmaceuticals, Inc, Precision Diagnostics, Questcor, Relypsa, Roche, Sanofi Genzyme, Walgreens

## Building Specialized US Commercial Organization

- Targeting Nephrologists (~6,000)
- Clear unmet need
- Innovative product with differentiated and novel MOA to meet unmet need

1. EvaluatePharma 2019
Sensipar was approved by the FDA in March 2004

ARDELYX
© Ardelyx, Inc 19

2019 has been a Significant, Transformational Year ✓Kyowa Kirin Corporation initiated Phase 2 tenapanor trial in hyperphosphatemia in Japan ✓Publication of successful Phase 3 monotherapy trial for tenapanor in JASN ✓Established commercial team with highly talented, experienced leadership ✓Strengthened board with appointment of Geoff Block, M.D., luminary in cardiorenal medicine ✓Reported successful AMPLIFY Phase 3 trial of tenapanor in combination with binders ✓IBSRELA® (tenapanor) for IBS-C approved Sept 2019 ✓Expanded partnership with Kyowa Kirin with new research collaboration and equity investment ✓Reported successful PHREEDOM Phase 3 results for tenapanor as monotherapy Dec 2019 ✓Initial results from NORMALIZE support increasing number of patients achieve normal serum phosphorus levels with tenapanor. © Ardelyx, Inc

24-Month View of Potential Milestones and Catalysts © Ardelyx, Inc • AMPLIFY Phase 3 results to be presented at scientific meetings throughout 2020+ • PHREEDOM Phase 3 results to be presented at scientific meetings throughout 2020+ • Ongoing market development and pre-commercial activities • Expect tenapanor NDA submission for hyperphosphatemia mid-2020 • Expect tenapanor approval for hyperphosphatemia mid-2021 • Potential partnership for IBSRELA • Advancing our cardiorenal franchise with RDX013 • Ongoing progress with our partners in Japan, China and Canada